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                                                             Ex-15

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of Golden American Life Insurance Company ("Golden American"), constitute and appoint Myles R. Tashman, Linda E. Senker, and Marilyn Talman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities, to sign the following Golden American registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

o An initial registration of Contracts under Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-____; 811-5626).
o An initial registration of fixed account interests on Golden American's Registration Statement on Form S-2 (No. 333-____).

SIGNATURE                   TITLE                                 DATE
---------                   -----                                 ----

/s/ Barnett Chernow        Director, Chairman of the Board    February 21, 2001
-------------------------   of Directors and President
Barnett Chernow

/s/ Myles R. Tashman       Director, Executive Vice President February 22, 2001
-------------------------   General Counsel and Secretary
Myles R. Tashman

/s/ E. Robert Koster       Senior Vice President and Chief    February 21, 2001
-------------------------   Financial Officer
E. Robert Koster

/s/ Michael W. Cunningham   Director                          February 27, 2001
-------------------------
Michael W. Cunningham

/s/ Phillip R. Lowery       Director                          February 26, 2001
-------------------------
Phillip R. Lowery

/s/ Mark A. Tullis          Director                          February 25, 2001
-------------------------
Mark A. Tullis